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                                                                    Exhibit 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q/A of LIN TV Corp. for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary R. Chapman, Chief Executive Officer of the Company, William A. Cunningham, Vice President and Controller, Deborah R. Jacobson, Vice President of Corporate Development and Treasurer, and Peter E. Maloney, Vice President of Finance, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 17, 2003                        /s/ Gary R. Chapman
                                                --------------------------------
                                                Gary R. Chapman
                                                Chief Executive Officer


Dated: November 17, 2003                        /s/ William A. Cunningham
                                                --------------------------------
                                                William A. Cunningham
                                                Vice President and Controller


Dated: November 17, 2003                        /s/ Deborah R. Jacobson
                                                --------------------------------
                                                Deborah R. Jacobson
                                                Vice President of Corporate
                                                Development and Treasurer


Dated: November 17, 2003                        /s/ Peter E. Maloney
                                                --------------------------------
                                                Peter E. Maloney
                                                Vice President of Finance